Exhibit 10.7

GUARANTY AGREEMENT

This Guaranty Agreement (the “Guaranty”) is made by the undersigned, jointly and severally if more than one, to and in favor of WEBSTER BUSINESS CREDIT CORPORATION, a New York corporation (“WBCC”), having an address at One State Street, New York, New York 10004, not individually but acting in its capacity as agent for itself, as “Lender,” the “Bank” and any “Issuer”, as such quoted terms are defined in the Credit Agreement defined below, (WBCC, acting in such capacity, herein called “Lender”). The undersigned has requested that the Lender extend credit or make certain financial accommodations to Memry Corporation, a Delaware corporation (the “Borrower”), or renew or extend, in whole or in part, existing indebtedness or financial accommodations of Borrower to the Lender, and the Lender have extended credit or extended or renewed existing indebtedness or made financial accommodations and/or may in the future extend credit or extend or renew existing indebtedness or make certain financial accommodations by reason of such request and in reliance upon this guaranty.

NOW, THEREFORE, in consideration of such credit extended or renewed and/or to be extended or renewed or such financial accommodations made or to be made in its discretion by the Lender to the Borrower (whether to the same, greater or lesser extent than any limit, if applicable, of this guaranty), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby unconditionally guarantees to the Lender the punctual payment when due, whether by acceleration or otherwise, and at all times thereafter, of all Obligations of Borrower to Lender arising under that certain Credit and Security Agreement or any of the Other Documents, dated of even date herewith, between Borrower and Lender as it may be modified, amended or expanded from time to time (the “Credit Agreement”). Any capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Credit Agreement.

The undersigned consents that, at any time, and from time to time, either with or without consideration, the whole or any part of any security now or hereafter held for any Obligations may be substituted, exchanged, compromised, impaired, released, or surrendered with or without consideration; the time or place of payment of any Obligations or of any security thereof may be changed or extended, in whole or in part; the Borrower may be granted indulgences generally; any of the provisions of any note or other instrument evidencing any Obligations or any security therefor may be modified or waived; any party liable for the payment thereof (including but not being limited to any co-guarantor) may be granted indulgences or released; neither the death, termination of existence, bankruptcy, incapacity, lack of authority nor disability of the Borrower or any one or more of the guarantors, including any of the undersigned, shall affect the continuing obligation of any other guarantor, including any of the undersigned, and that no claim need be asserted against the personal representative, guardian, custodian, trustee or debtor in bankruptcy or receiver of any deceased, incompetent, bankrupt or insolvent guarantor; any deposit balance to the credit of the Borrower or any other party liable for the payment of the Obligations or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of any Obligations; and the Lender may release, discharge, compromise or enter into any accord and satisfaction with respect to any collateral for the Obligations, or the liability of the Borrower or any of the undersigned, or any liability of any other person primarily or secondarily liable on any of the Obligations, all without notice to or further assent by the undersigned, who shall remain bound hereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release, discharge or accord and satisfaction.

Without limiting any of the foregoing, upon written demand by Lender, made at any time hereafter during which an “Event of Default” (as that term is defined and described in the Credit Agreement) has occurred and is continuing, the undersigned agrees to pay to the Lender upon demand the full amount which would be payable hereunder by the undersigned if all such Obligations were then due and payable.

The undersigned expressly waives: (a) notice of acceptance of this guaranty and of all extensions or renewals of credit or other financial accommodations to the Borrower; (b) presentment and demand for payment of any of the Obligations; (c) protest and notice of dishonor or of default to the undersigned or to any other party with respect to any of the Obligations or with respect to any security therefor; (d) any invalidity or disability in whole or in part at the time of the acceptance of, or at any time with respect to, any security for the Obligations or with respect to any party primarily or secondarily liable for the payment of Obligations; (e) the fact that any security for the Obligations may at any time or from time to time be in default or be inaccurately estimated or may deteriorate in value for any cause whatsoever; (f) any diligence in the creation or perfection of a security interest or collection or protection of or realization upon the Obligations or any security therefor, any liability hereunder, or any party primarily or secondarily liable for the Obligations or any lack of commercial reasonableness, except to the extent required by applicable law, in dealing with any security for the Obligations; (g) any duty or obligation on the part of the Lender to ascertain the extent or nature of any security for the Obligations, or any insurance or other rights respecting such security, or the liability of any party primarily or secondarily liable for the Obligations, or to take any steps or actions to safeguard, protect, handle, obtain or convey information respecting, or otherwise follow in any manner, any such security, insurance or other rights; (h) any duty or obligation of the Lender to proceed to collect the Obligations from, or to commence an action against, the Borrower, any other guarantor, or any other person, or to resort to any security or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other person, despite any notice or request of the undersigned to do so; (i) the right to assert any of the benefits under any statute providing appraisal or other rights which may reduce or prohibit any deficiency judgments in any foreclosure or other action; and (j) all other notices to which the undersigned might otherwise be entitled, except for notice of any demand for payment under this guaranty, in connection with the making thereof.

This is a guaranty of payment and not of collection. The liability of the undersigned on this guaranty shall be continuing, direct and immediate and not conditional or contingent upon either the pursuit of any remedies against the Borrower or any other person or foreclosure of any security interests or liens available to the Lender, its successors, endorsees or assigns. The Lender may accept any payments, plan for adjustment of debts, plan of reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, the Borrower or any other guarantor without in any way affecting or discharging the liability of the undersigned hereunder. If the Obligations are partially paid, the undersigned shall remain liable for any balance of such Obligations. This guaranty shall be revived and reinstated in the event any payment received by Lender on any Obligation is required to be repaid or rescinded under present or future federal or state law or regulation relating to bankruptcy, insolvency or other relief of debtors; otherwise, this guaranty shall terminate as and when the Credit Agreement shall have terminated in accordance with Section 14.2 thereof; provided that all Obligations are fully paid and satisfied in connection therewith.

The undersigned expressly represents and acknowledges that any loans or other financial accommodations by the Lender to the Borrower are and will be to the direct interest and advantage of the undersigned.

Without limiting any of its obligations under, or any of the rights and remedies of the Lender under, this Guaranty, the undersigned consents to all of the provisions of the Credit Agreement (and hereby confirms all representations and warranties under the Credit Agreement that relate in any way to the undersigned, its assets, liabilities, operations or business for the express benefit of the Lender as if they were a “Borrower” named therein) including without limitation those relating to any accounts (as defined in the New York Uniform Commercial Code) and inventory (of the undersigned) and their use in the Borrowing Base (as defined in the Credit Agreement) and the application of any payments on any such accounts. Without limiting the generality of the foregoing, the undersigned agrees to be bound by the provisions of Sections 4.14 and 4.15 of the Credit Agreement as if it were a party thereto.

The Lender may, without notice of any kind to the undersigned, sell, assign or transfer all or any of the Obligations in accordance with the terms of the Credit Agreement, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Obligations shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Obligations as it has not sold, assigned or transferred.

No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

The term “Obligations” as used herein shall include all Obligations notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability thereof, and no such claim or defense shall impair or affect the obligations and liabilities of the undersigned hereunder. Without limiting the generality of the foregoing, if the Borrower is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Obligations purporting to be made on behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officer or agent.

Any amount received by the Lender from whatever source and applied by it toward the payment of the Obligations shall be applied in such order of application as the Lender may from time to time elect.

This guaranty shall bind and inure to the benefit of the Lender, their successors and assigns, and likewise shall bind and inure to the benefit of the undersigned, their heirs, executors, administrators, successors and assigns. If more than one person shall execute this guaranty or a similar, contemporaneous guaranty, the term “undersigned” shall mean, as used herein, all parties executing this guaranty and such similar guaranties and all such parties shall be liable, jointly and severally, one with the other with the Borrower, for each of the undertakings, agreements, obligations, covenants and liabilities provided for herein with respect to the undersigned. This guaranty contains the entire agreement of the undersigned and the Lender and there is no understanding that any other person shall execute this or a similar guaranty. Furthermore, no course of dealing between the parties, no usage of trade, and no parol or extrinsic evidence shall be used to supplement or modify any terms of this guaranty; nor are there any conditions to the complete effectiveness of this guaranty.

THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST ANY UNDERSIGNED WITH RESPECT TO ANY OF THE OBLIGATIONS OR THIS GUARANTY MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH UNDERSIGNED ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. EACH UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO AGENT AT ITS ADDRESS SET FORTH IN THIS GUARANTY AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE MAILS OF THE UNITED STATES OF AMERICA, OR, AT THE AGENT’S OPTION, BY SERVICE UPON CSC THE UNITED STATES CORPORATION COMPANY WHICH EACH UNDERSIGNED IRREVOCABLY APPOINTS AS ITS AGENT FOR THE PURPOSE OF ACCEPTING SERVICE WITHIN THE STATE OF NEW YORK. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY UNDERSIGNED IN THE COURTS OF ANY OTHER JURISDICTION. EACH UNDERSIGNED WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS. ANY JUDICIAL PROCEEDING BY ANY UNDERSIGNED AGAINST AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK.

EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS GUARANTY OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH

RESPECT TO THIS GUARANTY OR THE RELATED TRANSACTIONS IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRAIL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

The undersigned hereby expressly waives, for each Lender’s benefit and the benefit of the Borrower and any other guarantor, maker or endorser of the Obligations, until the termination of this guaranty and the full payment of the Obligations any and all claims or actions against the Borrower, any other guarantor, maker or endorser of the Obligations and any and all rights of recourse against any property or assets of the Borrower, any other guarantor, maker or endorser of the Obligations (including, without limitation, any security for the Obligations) arising out of or related to any payment made by the undersigned under this guaranty, including, without limitation, any claim of the undersigned for subrogation, reimbursement, exoneration or indemnity that the undersigned may have against the Borrower or any other guarantor, maker or endorser of the Obligations and any benefit of, and any other right to participate in, any security for the Obligations or any guaranty of the Obligations now or hereafter held by Lender.

The undersigned agrees, in the event that this Guaranty is enforced or collected by law or through an attorney at law, to pay all costs of collection incurred by Lender, including, without limitation, reasonable attorneys’ fees.

IN WITNESS WHEREOF, the undersigned has executed this guaranty as of November 9, 2004.

“GUARANTOR”

MPAV ACQUISITION LLC

By:	/s/ ROBERT P. BELCHER
Robert P. Belcher
Its Vice President

Notices Address:

c/o Memry Corporation 3 Berkshire Boulevard Bethel, Connecticut 06801 Attention: Mr. James G. Binch

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